Putnam
Ohio
Tax Exempt
Income Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

Putnam Ohio Tax Exempt Income Fund's recently concluded semiannual period coincided with some of the more anxiety-driven times in recent memory. Uncertainties about the Federal Reserve Board's stance on interest rates, the slowing pace of the economy, and the aftermath of the presidential election contributed to the general sense of unease.

Typically, in such an environment, investors are drawn to the relative security of fixed-income investments. In this case, they have also been increasingly drawn to the tax advantages of municipal bonds, helping to boost demand in the face of a diminishing supply. Consequently, your fund, which had been under some pressure for much of its 2000 fiscal year, begins fiscal 2001 with solid performance.

Seasoned investors realize that uncertainties such as we have recently experienced are usually transitory and that eventually the market's mood will take a turn for the better. Your fund's manager, Susan McCormack, successfully positioned the fund to benefit as the market transitioned into a more favorable climate. We are confident that her strategies will enable it to take full advantages of the opportunities available in fiscal 2001.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
January 17, 2001

REPORT FROM FUND MANAGEMENT

Susan McCormack

The winds of change began to favor the municipal bond market during the past six months. As nervous investors fled the stock market in pursuit of safer havens, demand for municipal bonds increased and their performance improved. Other factors contributed to a more favorable environment for fixed-income securities in general. The dissipation of inflation fears and the Federal Reserve Board's transition to a self-imposed holding pattern led to a decline in interest rates. The Treasury yield curve, which had become inverted when short-term securities were generating higher yields than longer-term bonds, gradually normalized. The municipal yield curve moved somewhat in sympathy and municipal bond prices rose. Against this backdrop, Putnam Ohio Tax Exempt Income Fund posted modest gains for the six months ended November 30, 2000.

Total return for 6 months ended 11/30/00

      Class A          Class B          Class M
    NAV     POP      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   6.39%   1.38%    6.05%   1.05%    6.23%   2.76%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 5.

* CREDIT YIELD SPREADS REMAINED WIDE THROUGHOUT PERIOD

As your fund entered fiscal 2001 in early June, the municipal bond market was experiencing downward pressure. The difference in yield among bonds of different credit quality was extremely wide, due in large part to heavy redemptions from municipal bond funds as investors pursued fast-rising stocks. Adverse developments in the health-care sector had further dampened the performance of many lower-rated credits. The Fed's policy of monetary tightening had taken its toll as well. In order to attract buyers, many municipal issuers had ratcheted up yields, which pushed bond prices down.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care             18.4%

Education               16.2%

Water and sewer         13.0%

Transportation          10.2%

Housing                  6.3%

Footnote reads:
*Based on net assets as of 11/30/00. Holdings will vary over time.

Throughout the period, credit quality spreads remained wide, even though the Fed halted its tightening efforts, the economy began to cool, and cash outflows from bond funds declined. As investors returned to the municipal bond market, they heavily favored the highest-quality bonds. Consequently, the prices of lower-rated securities remained extremely attractive.

Prior to and throughout the semiannual period, we laid the groundwork for your fund to participate in an eventual municipal bond market recovery. Relying on Putnam's comprehensive credit research abilities, we selectively purchased lower-grade bonds that stand to benefit should the turnaround continue.

* PUERTO RICO BONDS INCREASE FUND'S INCOME LEVEL

Because of Putnam's in-depth analysis, we are comfortable with owning securities that are either at the lowest end of the investment-grade spectrum or are below investment grade. These higher-yielding issues help sustain your fund's high level of tax-exempt income. Several new purchases are worth noting, including bonds issued by Puerto Rico Industrial, Tourist, Educational, Medical, and Environmental Control Facilities Financing Authority. Proceeds were used to finance construction of a coal-fired power plant that will help ease the island's power shortage. The bond is rated at the lowest end of the investment-grade spectrum by Moody's and Fitch, and has a stated coupon of 6.625% with a maturity date in 2026. This bond and other Puerto Rico bonds have performed well because the demand for Puerto Rico debt remains high. Your fund is free to purchase Puerto Rico debt because the dividends of all U.S. territory and commonwealth securities pass tax-free to U.S. investors. Owning such issues adds another layer of diversification to the fund's portfolio.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 49.7%

Aa/AA -- 14.0%

A -- 4.3%

Baa/BBB -- 26.4%

Ba/BB -- 5.6%

Footnote reads:
*As a percentage of market value as of 11/30/00. A bond rated Baa/BBB or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* HIGH-GRADE, LONG-TERM BONDS WERE STRONGEST PERFORMERS

As investors' appetite for higher-quality bonds continued to build, bonds with the highest credit ratings strengthened. When it became clear that stock-market volatility would not end soon, we searched for high-quality long-term bonds with low or discount coupons and longer call dates. Discount coupon bonds, those selling at prices below par or face value, tend to perform best when interest rates are declining. The longer-term call structure of these bonds offered your fund a greater measure of call protection. Many bonds carry the option of being called back by the issuer at a specific date, should interest rate levels favor such a move.

"Over the period, we focused on buying bonds that exhibited the most favorable coupon, maturity, and quality structure for the current climate."

-- Susan McCormack, portfolio manager, Putnam Ohio Tax Exempt Income Fund

During the period, your fund made several new purchases of this type, including $1.4 million worth of general obligation bonds issued by Cuyahoga County. These new bonds mature in 2018, and have a coupon of 5.00%. When adding both higher-grade and lower-rated securities to your fund's portfolio, we remained broadly diversified across credit and industry sectors.

"For investors tired of seesawing in the stock markets, some cautious investments in bonds may be just the ticket."

-- Business Week, November 15, 2000

Two other holdings that performed well during the period include Oberlin College and Case Western Reserve University, two educational institutions that are benefiting from increased student enrollment. While these holdings, along with others discussed in this report, were viewed favorably at the end of the period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

* FISCAL 2001 APPEARS LIKELY TO CONTINUE FAVORABLY

While some investors and financial pundits are now beginning to worry that the economic slowdown may become too severe, we are encouraged by the Fed's long history of proactivity. In reponse to the growing recessionary fears, the Fed made a bold move and cut the Fed Funds rate by 50 basis points, the first interest rate cut in two years. Should interest rates continue to decline and investors continue their commitment to the municipal bond market, Putnam Ohio Tax Exempt Income Fund is positioned to benefit.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/00, there is no guarantee the fund will continue to hold these securities in the future.


A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Ohio Tax Exempt Income Fund is designed for investors seeking a high level of current income free from federal and Ohio state income tax consistent with capital preservation.

TOTAL RETURN FOR PERIODS ENDED 11/30/00

                       Class A            Class B             Class M
(inception dates)     (10/23/89)         (7/15/93)           (4/3/95)
                     NAV      POP       NAV    CDSC         NAV    POP
------------------------------------------------------------------------------
6 months             6.39%    1.38%     6.05%   1.05%       6.23%   2.76%
------------------------------------------------------------------------------
1 year               6.55     1.54      5.86    0.86        6.22    2.72
------------------------------------------------------------------------------
5 years             23.00    17.21     19.17   17.28       21.13   17.15
Annual average       4.23     3.23      3.57    3.24        3.91    3.22
------------------------------------------------------------------------------
10 years            82.52    73.88     69.96   69.96       76.32   70.56
Annual average       6.20     5.69      5.45    5.45        5.83    5.48
------------------------------------------------------------------------------
Annual average
(life of fund)       6.23     5.77      5.45    5.45        5.84    5.53
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/00

                            Lehman Brothers Municipal      Consumer
                                   Bond Index            price index
--------------------------------------------------------------------
6 months                              7.08%                 1.57%
-------------------------------------------------------------------
1 year                                8.18                  3.44
-------------------------------------------------------------------
5 years                              30.88                 13.26
Annual average                        5.53                  2.52
-------------------------------------------------------------------
10 years                             98.76                 30.19
Annual average                        7.11                  2.67
-------------------------------------------------------------------
Annual average
(life of fund)                        7.28                  3.00
-------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

PRICE AND DISTRIBUTION INFORMATION FOR THE PERIOD ENDED 11/30/00

                                   Class A         Class B         Class M
-------------------------------------------------------------------------------
Distributions (number)                6               6               6
-------------------------------------------------------------------------------
Income 1                          $0.21646        $0.18843        $0.203443
-------------------------------------------------------------------------------
Capital gains 1                      --              --              --
-------------------------------------------------------------------------------
  Total                           $0.21646        $0.18843        $0.203443
-------------------------------------------------------------------------------
Share value:                    NAV     POP          NAV        NAV      POP
-------------------------------------------------------------------------------
5/31/00                        $8.29   $8.70       $8.28       $8.29    $8.57
-------------------------------------------------------------------------------
11/30/00                        8.60    9.03        8.59        8.60     8.89
-------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------
Current dividend rate 2         5.35%   5.09%       4.66%       5.03%    4.86%
-------------------------------------------------------------------------------
Taxable equivalent 3            9.57    9.12        8.34        9.00     8.71
-------------------------------------------------------------------------------
Current 30-day SEC yield 4      4.87    4.63        4.22        4.56     4.41
-------------------------------------------------------------------------------
Taxable equivalent 3            8.72    8.29        7.55        8.16     7.89
-------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 44.13% federal and state combined tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 12/31/00 (most recent calendar quarter)

                       Class A            Class B            Class M
(inception dates)     (10/23/89)         (7/15/93)          (4/3/95)
                     NAV     POP        NAV    CDSC        NAV    POP
------------------------------------------------------------------------------
6 months              6.32%  1.29%      5.98%   0.98%      6.16%   2.76%
------------------------------------------------------------------------------
1 year               10.24   4.97       9.53    4.53       9.91    6.36
------------------------------------------------------------------------------
5 year               24.71  18.74      20.83   18.91      22.84   18.81
Annual average        4.52   3.49       3.86    3.53       4.20    3.51
------------------------------------------------------------------------------
10 year              85.67  76.86      72.80   72.80      79.52   73.66
Annual average        6.38   5.87       5.62    5.62       6.03    5.67
------------------------------------------------------------------------------
Life of fund
Annual average        6.39   5.93       5.62    5.62       6.01    5.70
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
November 30, 2000 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation

MUNICIPAL BONDS AND NOTES (97.3%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Ohio (88.0%)
-------------------------------------------------------------------------------------------------------------------
     $    1,000,000 Akron, G.O. Bonds, 6s, 12/1/12                                        AA-         $   1,092,500
            875,000 Akron, Econ. Dev. Rev. Bonds, MBIA, 6s, 12/1/12                       Aaa               961,406
             50,000 Akron-Wilbeth, Hsg. Dev. Corp. 1st Mtge.
                    Rev. Bonds, FHA Insd., 7.9s, 8/1/03                                   AAA                54,250
          1,500,000 Brecksville-Broadview Heights, City School Dist.
                    G.O. Bonds, FGIC, 6 1/2s, 12/1/16                                     Aaa             1,631,250
          5,000,000 Butler Cnty., Hosp. Impt. Rev. Bonds
                    (Fort Hamilton-Hughes), 7 1/2s, 1/1/10                                Baa1            5,148,700
            430,000 Cincinnati, Student Loan Funding Corp.
                    Rev. Bonds, Ser. B, 8 7/8s, 8/1/08                                    BBB/P             434,377
          1,700,000 Cleveland, Arpt. Rev. Bonds
                    (Continental Airlines, Inc.), 5.7s, 12/1/19                           Ba2             1,417,375
          1,255,000 Cleveland, G.O. Bonds, MBIA, 5 3/4s, 8/1/15                           Aaa             1,352,263
          2,500,000 Cleveland, Pkg. Fac. Impt. Rev. Bonds, 8s, 9/15/12                    BB/P            2,693,750
          2,095,000 Cleveland, Pub. Pwr. Syst. Rev. Bonds,
                    MBIA, 4 3/4s, 11/15/16                                                Aaa             1,956,206
                    Cleveland Urban Renewal Increment Rev. Bonds
                    (Rock & Roll Hall of Fame)
          1,900,000 6 3/4s, 3/15/18                                                       BBB-/P          1,919,000
          2,000,000 6 5/8s, 3/15/11                                                       BBB-/P          2,022,500
          7,950,000 Cleveland, Waterworks 1st Mtge. Rev. Bonds,
                    Ser. G, MBIA, 5 1/2s, 1/1/13                                          Aaa             8,367,375
          1,500,000 Cleveland-Cuyahoga Cnty., G.O. Bonds, 5s, 12/1/18                     AA+             1,445,625
          1,350,000 Cleveland-Cuyahoga Cnty., Port Auth. Rev. Bonds
                    (Rock & Roll Hall of Fame), 5.2s, 12/1/03                             BBB-/P          1,344,938
          4,500,000 Dayton, Fac. Rev Bonds (Emery Air Freight),
                    Ser. A, 5 5/8s, 2/1/18                                                BBB             3,988,125
          3,500,000 Delaware Cnty., Swr. Dist. Impt. G.O. Bonds,
                    MBIA, 4 3/4s, 12/1/24                                                 Aaa             3,106,250
          1,000,000 Delaware Cnty., Cap. Facs. G.O. Bonds,
                     6 1/4s, 12/1/16                                                      Aa              1,092,500
          1,300,000 Dublin, G.O. Bonds, Ser. B, 6.4s, 12/1/14                             AA1             1,456,000
          2,170,000 Franklin Cnty., G.O. Bonds, 5 3/8s, 12/1/20                           Aaa             2,167,288
                    Franklin Cnty., Hlth. Care Fac. Rev. Bonds
          1,750,000 (Friendship Dublin), 5 5/8s, 11/1/22                                  BBB+/P          1,424,063
          1,500,000 (OH Presbyterian Svcs.), 5 1/2s, 7/1/21                               BBB+/P          1,198,125
          2,000,000 Franklin Cnty., OH Dev. Rev. Bonds
                    (Amern Chem. Society), 5.8s, 10/1/14                                  A               2,047,500
                    Greene Cnty., Swr. Syst. Rev. Bonds
                    (Governmental Enterprise) AMBAC
          1,380,000 5 5/8s, 12/1/13                                                       Aaa             1,452,450
          1,305,000 5 5/8s, 12/1/12                                                       Aaa             1,383,300
          2,000,000 Hamilton Cnty., City School Dist. G.O. Bonds,
                    Ser. A, 5 1/2s, 12/1/24                                               AA-             1,990,000
          2,750,000 Hamilton Cnty., Hlth. Syst. Rev. Bonds
                    (Providence Hosp.), 6 7/8s, 7/1/15                                    Baa2            2,904,688
          1,000,000 Hamilton Cnty., Swr. Syst. Rev. Bonds,
                    FGIC, 5 1/2s, 12/1/11                                                 Aaa             1,061,250
          3,000,000 Hilliard, School Dist. G.O. Bonds
                    (School Impts. Project), FGIC, 5 3/4s, 12/1/24                        AAA             3,082,500
          1,800,000 Huran Cnty., Human Svcs. Rev. Bonds,
                    MBIA, 6.55s, 12/1/20                                                  Aaa             2,074,500
          1,805,000 Jefferson Cnty., G.O. Bonds, FSA, 5.7s, 12/1/13                       AAA             1,944,888
          1,500,000 Kent, School Dist. G.O. Bonds, FGIC, 5 3/4s, 12/1/21                  AAA             1,539,375
            330,293 Lake Cnty. Indl. Dev. Rev. Bonds
                    (Madison Inn Hlth. Ctr.), FHA Insd., 12s, 5/1/14                      A-/P              337,212
          1,000,000 Lakota, Local School Dist. Rev. Bonds,
                    AMBAC, 7s, 12/1/10                                                    Aaa             1,177,500
          1,910,000 Lorain Cnty., Elderly Hsg. Corp. Multi-Fam.
                    Rev. Bonds (Harr Plaza & Intl.),
                    Ser. A, 6 3/8s, 7/15/19                                               A               1,952,975
                    Lorain Cnty., Fac. Rev. Bonds (Laurel Lake)
          1,500,000 7.3s, 12/15/14                                                        BB-/P           1,501,875
          1,750,000 7 1/8s, 12/15/18                                                      BB-/P           1,701,875
          5,325,000 Lorain Cnty., Hosp. Rev. Bonds
                    (EMH Regl. Med. Ctr.), AMBAC, 7 3/4s, 11/1/13                         Aaa             6,090,469
          3,100,000 Lucas Cnty., Indl. Dev. Rev. Bonds (Kroger Co.),
                    8 1/2s, 7/1/11                                                        Baa3            3,217,831
                    Marion Cnty., Hlth. Care Fac. Rev. Bonds
                    (United Church Homes)
          3,520,000 6 3/8s, 11/15/10                                                      BBB-            3,379,200
          2,000,000 6.3s, 11/15/15                                                        BBB-            1,840,000
          1,205,000 Massillon Rev. Bonds (Lincoln Ctr. Phase II),
                    AMBAC, 6.95s, 12/1/10                                                 Aaa             1,337,550
          2,700,000 Miami, Cnty., Hosp. Fac. Rev. Bonds
                    (Upper Valley Med. Ctr.), Ser. A, 6 3/8s, 5/15/26                     Baa2            2,514,375
          1,500,000 Montgomery Cnty., Hosp. Rev. Bonds
                    (Kettering Med. Ctr.), 6 3/4s, 4/1/22                                 BBB+            1,509,375
                    Montgomery Cnty., Hlth. Syst. Rev. Bonds
            280,000 Ser. B-1, 8.1s, 7/1/18                                                Baa2              319,550
          1,720,000 Ser. B-1, 8.1s, 7/1/18, Prerefunded                                   Aaa             2,033,900
            580,000 Montgomery Cnty., Hosp. Rev. Bonds
                    (Grandview Hosp. & Med Ctr.), 5.6s, 12/1/11                           BBB+              614,800
          3,000,000 North Olmsted, G.O. Bonds, AMBAC, 6.2s, 12/1/11                       Aaa             3,360,000
            835,000 Northwestern, School Dist. Rev. Bonds
                    (Wayne & Ashland Cntys. School Impt.),
                    FGIC, 7.2s, 12/1/10                                                   Aaa               995,738
          3,000,000 OH Hsg. Fin. Agcy. Mtge. Rev. Bonds, IFB,
                    Ser. 25, 7.77s, 3/1/29 (acquired 9/24/97,
                    cost $3,351,900) (RES)                                                AAA/P           3,093,750
                    OH Hsg. Fin. Agcy. Single Fam. Mtge. IFB
          3,114,000 Ser. A-2, GNMA Coll., 9.11s 3/24/31                                   Aaa             3,273,593
          2,550,000 Ser. G-2, GNMA Coll., 9.45s, 3/2/23                                   Aaa             2,824,125
             45,000 OH Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds,
                    Ser. 85-A, FGIC, zero %, 1/15/15                                      Aaa                11,194
                    OH State Air Quality Dev. Auth. Rev. Bonds
                    (Poll. Control)
          5,000,000 Ser. B, 6s, 8/1/20                                                    Baa3            4,800,000
          2,500,000 Ser. A, 5.95s, 5/15/29                                                Baa1            2,431,250
            555,000 OH State Econ. Dev. Rev. Bonds (Superior
                    Forge & Steel Corp.), Ser. 3, 7 5/8s, 6/1/11                          A-                570,840
          1,500,000 OH State Env. Impt. Rev. Bonds (USX Corp.),
                    5 5/8s, 5/1/29                                                        Baa1            1,316,250
                    OH State Higher Ed. Fac. Rev. Bonds
          4,500,000 (Case Western Reserve U.), 6 1/4s, 10/1/18                            Aa              5,045,625
          1,000,000 (Case Western Reserve U.), 6s, 10/1/14                                Aa              1,102,500
          2,000,000 (Oberlin College), 5s, 10/1/29                                        AA              1,842,500
          3,000,000 (Northern U.), 4 3/4s, 5/1/19                                         A2              2,685,000
          1,800,000 OH State Indl. Dev. Auth. Rev. Bonds (Kroger Co.),
                    8.65s, 6/1/11                                                         Baa3            1,861,380
          3,350,000 OH State Poll. Control Rev. Bonds
                    (Standard Oil Co.), 6 3/4s, 12/1/15                                   AA+             3,827,375
          7,000,000 OH State, Tpk. Comm. Rev. Bonds, Ser. B,
                    FGIC, 4 3/4s, 2/15/28                                                 AAA             6,116,250
                    OH State Wtr. Dev. Auth. Solid Waste Disp.
                    Rev. Bonds
          5,700,000 (North Star Broken Hill Steel), 6.45s, 9/1/20                         A3              5,885,250
          2,500,000 (Bay Shore Power Co.), Ser. A, 5 7/8s, 9/1/20                         BB-/P           2,003,125
                    Sandusky Cnty., Hosp. Fac., Rev. Bonds
                    (Memorial Hosp.)
            830,000 5.15s, 1/1/10                                                         BBB-              758,413
            500,000 5.15s, 1/1/08                                                         BBB-              456,875
            685,000 5.05s, 1/1/07                                                         BBB-              631,056
          2,260,000 Sprigboro Cmnty., City School Dist. G.O. Bonds,
                    AMBAC, 6s, 12/1/11                                                    Aaa             2,494,475
                    Stark Cnty., School Dist. G.O. Bonds FGIC
          1,000,000 5 3/4s, 12/1/21                                                       AAA             1,028,750
          1,100,000 5.65s, 12/1/16                                                        AAA             1,141,250
          1,500,000 Toledo, G.O. Bonds (Macys), Ser. A, MBIA,
                    6.35s, 12/1/25                                                        Aaa             1,578,750
          2,925,000 Toledo Swr. Syst. Mtge. Rev. Bonds, AMBAC,
                    6.2s, 11/15/12 (SEG)                                                  Aaa             3,265,031
          1,175,000 Toledo Waterworks Mtge. Rev. Bonds, AMBAC,
                    6.2s, 11/15/12                                                        Aaa             1,311,594
          3,500,000 Toledo-Lucas Cnty., Ohio Port Auth. Rev. Bonds
                    (Transn, Inc. Project), 6.45s, 12/15/21                               Baa2            3,591,875
          1,100,000 Tuscarawas Cnty., Hosp. Fac. Rev. Bonds
                    (Union Hosp.), Ser. A, 6 1/2s, 10/1/21                                Baa2            1,020,250
          1,000,000 Twin Valley, Cmnty. Local School Dist. Rev. Bonds,
                    FGIC, 7.05s, 12/1/11                                                  Aaa             1,187,500
          1,850,000 Washington Cnty., Hlth. Care Fac. Rev. Bonds
                    (Glenwood Retirement Cmnty.), 6.35s, 10/1/27                          BB-/P           1,600,250
                    Westerville, City School Dist. Rev. Bonds
                    (School Impt.)
          1,610,000 6 1/4s, 12/1/09                                                       A+              1,779,050
          1,590,000 6 1/4s, 12/1/08                                                       A+              1,745,025
          3,000,000 Woodridge, School Dist. Rev. Bonds, AMBAC,
                    6.8s, 12/1/14                                                         Aaa             3,558,750
                    Zanesville, Hsg. Dev. Corp. Mtge. Rev. Bonds,
                    FHA Insd.
            220,000 7 3/8s, 10/1/21                                                       Aaa               268,675
            205,000 7 3/8s, 10/1/20                                                       Aaa               249,588
            185,000 7 3/8s, 10/1/19                                                       Aaa               224,313
            180,000 7 3/8s, 10/1/18                                                       Aaa               218,925
            160,000 7 3/8s, 10/1/17                                                       Aaa               194,200
            155,000 7 3/8s, 10/1/16                                                       Aaa               188,127
                                                                                                      -------------
                                                                                                        176,821,271

Puerto Rico (9.3%)
-------------------------------------------------------------------------------------------------------------------
                    Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
          1,000,000 Ser. Z, MBIA, 6 1/4s, 7/1/15                                          Aaa             1,140,000
          4,000,000 Ser. W, MBIA, 5 1/2s, 7/1/15                                          Aaa             4,275,000
          4,180,000 Cmnwlth. of PR, Muni. Fin. Agcy. Rev. Bonds, Ser. A,
                    FSA, 6s, 7/1/11                                                       AAA             4,660,700
                    Cmnwlth. of PR, Pub. Bldg. Auth. Fac. Rev. Bonds,
                    Ser. A, AMBAC
          1,100,000 6 1/4s, 7/1/15                                                        Aaa             1,254,000
          1,440,000 6 1/4s, 7/1/12                                                        Aaa             1,638,000
          1,000,000 PR Indl. Tourist Edl. Med. & Env. Control Facs.
                    Rev. Bonds (Cogen Facs.--AES PR Project),
                    6 5/8s, 6/1/26                                                        Baa2            1,046,250
          3,000,000 PR Muni. Fin Agcy. G.O. Bonds, Ser. A, FSA,
                    5 7/8s, 8/1/14                                                        AAA             3,240,000
          1,400,000 PR Tel. Auth. IFB, MBIA, 6.51s, 1/16/15                               Aaa             1,499,750
                                                                                                      -------------
                                                                                                         18,753,700
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $194,320,377) (b)                                         $ 195,574,971
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $200,960,902.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 2000 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2000. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $194,320,377, resulting in gross unrealized appreciation and depreciation of $6,772,901 and $5,518,307, respectively, or net unrealized appreciation of $1,254,594.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 2000 was $3,093,750 or 1.5% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November
      30, 2000.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at November 30, 2000.

      The fund had the following industry group concentrations greater than 10% at November 30, 2000 (as a percentage of net assets):

            Health care              18.4%
            Education                16.2
            Water and sewer          13.0
            Transportation           10.2

      The fund had the following insurance concentrations greater than 10% at November 30, 2000 (as a percentage of net assets):

            AMBAC                    14.1%
            MBIA                     13.1


------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 2000 (Unaudited)
                                      Aggregate Face  Expiration  Unrealized
                       Total Value        Value          Date    Depreciation
------------------------------------------------------------------------------
Muni Bond Index
(Short)                 $4,549,349     $4,465,431       Dec-00     $(83,918)
Muni Bond Index
(Short)                    703,938        699,012       Mar-01       (4,926)
------------------------------------------------------------------------------
                                                                   $(88,844)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
November 30, 2000 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $194,320,377) (Note 1)                                        $195,574,971
-------------------------------------------------------------------------------------------
Cash                                                                              2,219,791
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    3,941,177
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              146,392
-------------------------------------------------------------------------------------------
Total assets                                                                    201,882,331

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin                                                         30,701
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               480,551
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                           16,993
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        250,856
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           15,429
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        13,345
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,318
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               85,659
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               25,577
-------------------------------------------------------------------------------------------
Total liabilities                                                                   921,429
-------------------------------------------------------------------------------------------
Net assets                                                                     $200,960,902

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $205,879,882
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                         57,382
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (6,142,112)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        1,165,750
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $200,960,902

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($148,776,021 divided by 17,302,100 shares)                                           $8.60
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.60)*                                $9.03
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($50,798,573 divided by 5,914,180 shares)+                                            $8.59
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,386,308 divided by 161,259 shares)                                                $8.60
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.60)**                               $8.89
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended November 30, 2000 (Unaudited)
Tax exempt interest income:                                                     $ 5,899,200
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    504,804
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       89,070
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     5,722
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      2,741
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               149,841
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               213,259
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 3,337
-------------------------------------------------------------------------------------------
Other                                                                                56,547
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,025,321
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (91,709)
-------------------------------------------------------------------------------------------
Net expenses                                                                        933,612
-------------------------------------------------------------------------------------------
Net investment income                                                             4,965,588
-------------------------------------------------------------------------------------------
Net realized loss on investments (Note 1)                                          (258,313)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (668,743)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the period          8,189,135
-------------------------------------------------------------------------------------------
Net gain on investments                                                           7,262,079
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $12,227,667
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                      November 30           May 31
                                                                            2000*             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $  4,965,588     $ 11,330,737
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                         (927,056)      (2,429,744)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                                          8,189,135      (16,133,464)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                              12,227,667       (7,232,471)
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (3,804,991)      (8,922,553)
--------------------------------------------------------------------------------------------------
   Class B                                                             (1,109,398)      (2,499,352)
--------------------------------------------------------------------------------------------------
   Class M                                                                (38,702)         (92,072)
--------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                      (5,797,344)     (28,701,885)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                 1,477,232      (47,448,333)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                   199,483,670      246,932,003
--------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $57,382 and $44,885, respectively)                         $200,960,902     $199,483,670
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                             Nov. 30
operating performance               (Unaudited)                         Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2000         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.29        $8.99        $9.26        $8.99        $8.76        $8.95
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .22          .45 (a)      .46 (a)      .47          .46          .48
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .31         (.70)        (.19)         .27          .23         (.19)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .53         (.25)         .27          .74          .69          .29
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.22)        (.45)        (.47)        (.47)        (.46)        (.48)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.07)          --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.22)        (.45)        (.54)        (.47)        (.46)        (.48)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.60        $8.29        $8.99        $9.26        $8.99        $8.76
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  6.39*       (2.72)        2.93         8.35         8.05         3.30
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $148,776     $149,434     $186,170     $186,130     $185,030     $186,633
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .43*         .87 (a)      .91 (a)      .98          .98          .96
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.54*        5.24 (a)     4.96 (a)     5.06         5.22         5.39
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  3.84*       10.84         7.80        31.07        33.92        33.23
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Reflects a management fee waiver during the period (Note 2). As a result of such waiver, expenses of the fund for the year ended May 31, 2000, reflect a reduction of less than $0.01 per share for class A, Class B and Class M, respectively. Expenses for the period ended May 31,
    1999, reflect a reduction of $0.01 per share for class A, class B and class M, respectively.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                        ended
Per-share                              Nov. 30
operating performance                (Unaudited)                       Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2000         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.28        $8.98        $9.25        $8.98        $8.75        $8.94
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .19          .39 (a)      .40 (a)      .41          .41          .42
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .31         (.69)        (.20)         .27          .22         (.19)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .50         (.30)         .20          .68          .63          .23
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.19)        (.40)        (.40)        (.41)        (.40)        (.42)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.07)          --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.19)        (.40)        (.47)        (.41)        (.40)        (.42)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.59        $8.28        $8.98        $9.25        $8.98        $8.75
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  6.05*       (3.37)        2.27         7.65         7.35         2.63
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $50,799      $48,424      $58,763      $53,689      $47,050      $41,655
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .76*        1.52 (a)     1.56 (a)     1.63         1.63         1.61
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.21*        4.59 (a)     4.31 (a)     4.40         4.56         4.71
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  3.84*       10.84         7.80        31.07        33.92        33.23
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Reflects a management fee waiver during the period (Note 2). As a result of such waiver, expenses of the fund for the year ended May 31, 2000, reflect a reduction of less than $0.01 per share for class A, Class B and Class M, respectively. Expenses for the period ended May 31,
    1999, reflect a reduction of $0.01 per share for class A, class B and class M, respectively.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                             Nov. 30
operating performance               (Unaudited)                         Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2000         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.29        $8.99        $9.26        $9.00        $8.76        $8.95
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .20          .42 (a)      .43 (a)      .43          .44          .45
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .31         (.69)        (.19)         .27          .23         (.18)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .51         (.27)         .24          .70          .67          .27
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.20)        (.43)        (.44)        (.44)        (.43)        (.46)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.07)          --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.20)        (.43)        (.51)        (.44)        (.43)        (.46)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.60        $8.29        $8.99        $9.26        $9.00        $8.76
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  6.23*       (3.02)        2.62         7.90         7.85         3.00
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,386       $1,626       $1,998       $2,212         $911         $495
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .58*        1.17 (a)     1.21 (a)     1.28         1.28         1.27
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.39*        4.94 (a)     4.67 (a)     4.76         4.87         4.85
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  3.84*       10.84         7.80        31.07        33.92        33.23
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Reflects a management fee waiver during the period (Note 2). As a result of such waiver, expenses of the fund for the year ended May 31, 2000, reflect a reduction of less than $0.01 per share for class A, Class B and Class M, respectively. Expenses for the period ended May 31,
    1999, reflect a reduction of $0.01 per share for class A, class B and class M, respectively.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
November 30, 2000 (Unaudited)

Note 1
Significant accounting policies

Putnam Ohio Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Ohio personal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a portfolio of Ohio tax-exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations.

For the six months ended November 30, 2000, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2000, the fund had a capital loss carryover of approximately $1,234,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
      $876,000    May 31, 2007
       358,000    May 31, 2008

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net assets of the fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended November 30, 2000, the fund's expenses were reduced by $91,709 under these arrangments.

Each independent Trustee of the fund receives an annual Trustee fee, of which $510 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the six months ended November 30, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $5,643 and $6 from the sale of class A and class M shares, respectively, and $26,596 in contingent deferred sales charges from redemptions of class B shares.

A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended November 30, 2000, Putnam Retail Management, Inc., acting as underwriter received $1,116 on class A redemptions that were purchased without an initial sales charge as part of an investment of $1 million or more.

Note 3
Purchases and sales of securities

During the six months ended November 30, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $7,504,206 and $11,514,508, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At six months ended November 30, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended November 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    340,306        $  2,904,292
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distribution                                   300,614           2,564,335
---------------------------------------------------------------------------
                                               640,920           5,468,627

Shares
repurchased                                 (1,356,765)        (11,548,604)
---------------------------------------------------------------------------
Net decrease                                  (715,845)       $ (6,079,977)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,069,343        $  9,135,737
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distribution                                   653,769           5,569,988
---------------------------------------------------------------------------
                                             1,723,112          14,705,725

Shares
repurchased                                 (4,408,450)        (37,331,227)
---------------------------------------------------------------------------
Net decrease                                (2,685,338)       $(22,625,502)
---------------------------------------------------------------------------

                                        Six months ended November 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    380,423         $ 3,236,021
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   82,285             701,194
---------------------------------------------------------------------------
                                               462,708           3,937,215

Shares
repurchased                                   (393,910)         (3,356,826)
---------------------------------------------------------------------------
Net increase                                    68,798         $   580,389
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    760,260        $  6,485,997
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  176,646           1,502,993
---------------------------------------------------------------------------
                                               936,906           7,988,990

Shares
repurchased                                 (1,634,608)        (13,844,173)
---------------------------------------------------------------------------
Net decrease                                  (697,702)       $ (5,855,183)
---------------------------------------------------------------------------

                                        Six months ended November 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                        447           $   3,792
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    3,722              31,738
---------------------------------------------------------------------------
                                                 4,169              35,530

Shares
repurchased                                    (39,026)           (333,286)
---------------------------------------------------------------------------
Net decrease                                   (34,857)          $(297,756)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     16,852           $ 143,702
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    6,680              56,835
---------------------------------------------------------------------------
                                                23,532             200,537

Shares
repurchased                                    (49,686)           (421,737)
---------------------------------------------------------------------------
Net decrease                                   (26,154)          $(221,200)
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The fund has not at this time quantified the impact, if any, resulting from the adoption of this principle on the financial statements.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Susan McCormack
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Ohio Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA053-67686  848/240/130  1/01